SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2010

Education Management Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01.	Other Events.

On June 11, 2010, Education Management Corporation (the “Company”) announced a stock repurchase program under which the Company may purchase up to $50.0 million of its common stock through June 30, 2011.  A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(a)           None.

(b)           None.

(c )           None.

(d)           Exhibits
Exhibit 99.1 Press release dated June 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPPORATION

By:	/s/ J. Devitt Kramer
J. Devitt Kramer
Senior Vice President and General Counsel

Dated:  June 11, 2010

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press release dated June 11, 2010